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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  July 25, 2000

                            TALBOT BANCSHARES, INC.
              (Exact Name of Registrant as Specified in Charter)


         Maryland                     0-22929                    52-2033630
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)


      18 East Dover Street, Easton, Maryland                    21601
    (Address of Principal Executive Offices)                   (ZIP Code)

       Registrant's telephone number, including area code (410) 822-1400

         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On July 25, 2000, Talbot Bancshares, Inc. ("Talbot Bancshares") entered into a Plan and Agreement to Merge (the "Merger Agreement") with Shore Bancshares, Inc., a Maryland corporation ("Shore Bancshares"), which provides for Talbot Bancshares to merge with and into Shore Bancshares (the "Merger") in a pooling-of-interests transaction. Upon completion of the Merger, Shore Bancshares will be the surviving entity. The Merger is conditioned upon, among other things, the approvals of stockholders of Talbot Bancshares and of Shore Bancshares and receipt of certain bank regulatory approvals. The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

     Under the Merger Agreement, each of the issued and outstanding shares of Talbot Bancshares common stock will be converted into the right to receive 2.85 shares of Shore Bancshares common stock. In addition, all Talbot Bancshares stock options will be exchanged for options to purchase shares of Shore Bancshares common stock.

     The actual number of shares of Shore Bancshares common stock to be issued in the Merger to the holders of Talbot Bancshares common stock will be based on the number of shares of Talbot Bancshares common stock outstanding immediately prior to the effective date multiplied by a conversion ratio of 2.85.

     The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, attached as an exhibit hereto. A press release issued by Talbot Bancshares on July 25, 2000 announcing the execution of the Merger Agreement is also attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) and (b)    Not Applicable.

          (c)  Exhibits.  The following exhibits are filed with this report:
               --------

          2.1 Plan and Agreement to Merge, dated July 25, 2000, among Talbot Bancshares, Inc. and Shore Bancshares, Inc.

          99.1  Press Release, dated July 25, 2000 of Talbot Bancshares.

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                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TALBOT BANCSHARES, INC.

                                  By: /s/ W. Moorhead Vermilye
                                     -------------------------
                                  Name:  W. Moorhead Vermilye
                                  Title: President, Talbot Bancshares, Inc.

Date: July 27, 2000

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                                 EXHIBIT INDEX

Exhibit     Description
-------     -----------

2.1       Plan and Agreement to Merge, dated July 25, 2000, among
          Talbot Bancshares, Inc. and Shore Bancshares, Inc.

99.1      Press Release, dated July 25, 2000 of Talbot Bancshares, Inc.

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